                                                                   EXHIBIT 10.53

                   [BANK OF AMERICA LETTERHEAD APPEARS HERE]

                                                                        PAGE:  1

DATE: MARCH 11, 1998

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: C7348825


BENEFICIARY                                 APPLICANT
MELLON BANK, N.A.                      KLEARFOLD, INC.
610 WEST GERMANTOWN PIKE               364 VALLEY ROAD
PLYMOUTH, PA 19462                     WARRINGTON, PA 18976

                                            AMOUNT
                                       USD 4,078,440.00
                                       FOUR MILLION SEVENTY EIGHT THOUSAND
                                       FOUR HUNDRED FORTY AND 00/100'S US
                                       DOLLARS

                                            EXPIRATION
                                       SEPTEMBER 22, 1998 AT OUR COUNTERS



WE HEREBY ISSUE IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. C7348825 IN AN AMOUNT NOT TO EXCEED IN THE AGGREGATE U.S. DOLLARS 4,078,440.00 (FOUR MILLION SEVENTY EIGHT THOUSAND FOUR HUNDRED FORTY AND NO/100 UNITED STATES DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR OFFICE ON SEPTEMBER 22, 1998. WE ARE INFORMED THAT THIS LETTER OF CREDIT IS BEING ISSUED TO SECURE THE REIMBURSEMENT OBLIGATIONS TO YOU IN RELATION TO THAT CERTAIN LETTER OF CREDIT NO. S854302 WHICH HAS BEEN ISSUED BY YOU ON BEHALF OF AND FOR THE ACCOUNT OF KLEARFOLD, INC.

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU FROM TIME TO TIME UPON OUR RECEIPT OF YOUR TESTED TELEX OR SWIFT ADVICE STATING ONE OF THE FOLLOWING.

1. "MELLON BANK, N.A. HAS BEEN REQUESTED TO PAY BY PRESENTATION OF A DRAFT FOR PAYMENT AND HAS PAID THE AMOUNT STATED THEREIN AS A SO CALLED "(A, B OR C) DRAWING" PURSUANT TO THE TERMS AND CONDITIONS OF THAT CERTAIN IRREVOCABLE LETTER OF CREDIT NO. S854302 ISSUED ON AUGUST 21, 1997 (THE "MELLON L/C") AND HAS PAID U.S.D. ______________________ THEREUNDER AND MELLON BANK, N.A. HEREBY REQUESTS PAYMENT OF ______________ DOLLARS (________) UNDER THE BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION LETTER OF CREDIT NO. C7348825 ISSUED FOR THE ACCOUNT OF KLEARFOLD, INC. IN FAVOR OF MELLON BANK, N.A., AND REPRESENTS THAT SUCH AMOUNT WAS PAID BY MELLON BANK, N.A. UNDER THE MELLON L/C."

2. "THE BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION LETTER OF CREDIT NO. C7348825 ISSUED FOR THE ACCOUNT OF KLEARFOLD, INC. IN FAVOR OF MELLON BANK, N.A. IS SET TO EXPIRE WITHIN THE NEXT THIRTY (30) DAYS AND NO SUBSTITUTE OR REPLACEMENT LETTER OF CREDIT IN FORM AND SUBSTANCE (AND FROM AN ISSUER) ACCEPTABLE TO MELLON BANK, N.A. HAS BEEN PROVIDED BY KLEARFOLD, INC. AND MELLON HEREBY REQUESTS PAYMENT OF __________________ DOLLARS (___________) UNDER THE BANK OF AMERICA LETTER OF CREDIT REFERENCED ABOVE AND REPRESENTS THAT SUCH FUNDS WILL BE HELD AS CASH COLLATERAL SOLELY TO SECURE ITS OBLIGATIONS UNDER THE MELLON L/C."

IN RESPECT OF CLAIMS DRAWN UNDER THIS LETTER OF CREDIT:

1. IF A PRESENTATION IN RESPECT OF PAYMENT IS MADE BY YOU HEREUNDER AT OR PRIOR TO 9:00 A.M., CHICAGO TIME, IN A BUSINESS DAY (AS DEFINED

                 [LETTERHEAD OF BANK OF AMERICA APPEARS HERE]

                                                                         PAGE: 2


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: C7348825

BELOW) PAYMENT SHALL BE MADE TO YOU OR YOUR DESIGNEE OF THE AMOUNT SPECIFIED, IN IMMEDIATELY AVAILABLE FUNDS, NOT LATER THAN 3:00 P.M., CHICAGO TIME, ON THE SAME BUSINESS DAY, AND

2. IF A PRESENTATION IN RESPECT OF PAYMENT IS MADE BY YOU HEREUNDER AFTER 9:00 A.M., BUT BEFORE 1 P.M., CHICAGO TIME, ON A BUSINESS DAY, PAYMENT SHALL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT SPECIFIED IN IMMEDIATELY AVAILABLE FUNDS, NOT LATER THAN 9:00 A.M., CHICAGO TIME, ON THE NEXT BUSINESS DAY, AND

3. IF A PRESENTATION IN RESPECT OF PAYMENT IS MADE BY YOU HEREUNDER AFTER 1:00 P.M., CHICAGO TIME, ON A BUSINESS DAY, PAYMENT SHALL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT SPECIFIED IN IMMEDIATELY AVAILABLE FUNDS, NOT LATER THAN 2:00 P.M., CHICAGO TIME, ON THE NEXT BUSINESS DAY. AS USED HEREIN, "BUSINESS DAY" MEANS ANY DAY OTHER THAN A SATURDAY, A SUNDAY OR A DAY ON WHICH BANKS IN CHICAGO ARE AUTHORIZED OR REQUIRED BY LAW OR BY EXECUTIVE ORDER TO CLOSE.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE REDUCED AUTOMATICALLY AND WITHOUT AMENDMENT, FROM TIME TO TIME IN THE FOLLOWING MANNER:

A) BY ANY AMOUNT CLAIMED BY YOU AND PAID BY BANK OF AMERICA UNDER THIS LETTER OF CREDIT; OR

B) UPON RECEIPT OF YOUR WRITTEN ADVICE THAT OUR LETTER OF CREDIT CAN BE REDUCED BY A STATED AMOUNT AS A RESULT OF A CANCELLATIONS OF OR A REDUCTION OF THE AMOUNT OF YOUR LETTER OF CREDIT NO. S854302.

WE HEREBY AGREE WITH YOU THAT YOUR CLAIM PRESENTED HEREUNDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON RECEIPT ON OR BEFORE THE ABOVE STATED EXPIRATION DATE.

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY (BUT NOT IN PART) TO ANY HOLDER WHO HAS UNDERTAKED ALL OF THE OBLIGATIONS OF MELLON, N.A. UNDER THAT CERTAIN LETTER OF CREDIT NO. S854302 ISSUED BY MELLON, N.A. AND REIMBURSEMENT AGREEMENT DATED AS OF AUGUST 1, 1997 (AS AMENDED) BETWEEN KLEARFOLD, INC. AND MELLON, N.A., PROVIDED THAT ANY SUCH TRANSFER MUST BE ACCOMPANIED BY AN INSTRUMENT OF TRANSFER IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND AS TO MATTERS NOT GOVERNED BY THE UCP SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 312-923-5885.



BANK OF AMERICA

[SIGNATURE APPEARS HERE]                     [SIGNATURE APPEARS HERE]
-------------------------------------        -----------------------------------
FOR CASHIER                                  FOR CASHIER